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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 16, 2003

                                 EDO CORPORATION
             (Exact name of Registrant as specified in its charter)

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
             NEW YORK                           3812                    11-0707740
   (State or Other Jurisdiction     (Primary Standard Industrial     (I.R.S. Employer
of Incorporation or Organization)    Classification Code Number)   Identification No.)
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                         60 East 42nd Street, 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On June 16, 2003, EDO Corporation a New York corporation ("EDO") acquired 100% of the outstanding capital stock of Emblem Group Limited a corporation formed under the laws of England and Wales ("Emblem"), for L15.25 million in cash pursuant to the Stock Purchase Agreement ("Purchase Agreement") dated as of June 16, 2003. The purchase price is subject to adjustment based on Emblem's final asset value. The Company announced the acquisition in a press release dated June 16, 2003, which is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (C) EXHIBITS.

            99.1 Press Release, dated June 16, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2003               EDO CORPORATION


                                   By: /s/ Lisa M. Palumbo
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                                       Name:  Lisa M. Palumbo
                                       Title: Vice President and General Counsel